                                                                    EXHIBIT 10.6

                              SECURITY AGREEMENT
                            (INTELLECTUAL PROPERTY)


          THIS SECURITY AGREEMENT (INTELLECTUAL PROPERTY) ("Security
                                                            --------
Agreement"), dated as of June 13, 1997, is executed by Cardiac Control Systems, Inc., a Delaware corporation ("Borrower"), in favor of Coast Business Credit(R),
                               --------
 a division of Southern Pacific Thrift & Loan Association ("Lender").
                                                            ------


                                   RECITALS

          A. Pursuant to a Loan and Security Agreement dated as of the date hereof ("Loan Agreement") between Borrower and Lender, Lender has agreed to
         --------------
extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          B. Lender's obligation to extend the credit facilities to Borrower under the Loan Agreement is subject, among other conditions, to receipt by Lender of this Security Agreement duly executed by Borrower.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Lender as follows:

          1.  Definitions and Interpretation.  When used in this Security
              ------------------------------
Agreement, the following terms shall have the following respective meanings:

              "Collateral" shall have the meaning given to that term in
               ----------
     Paragraph 2 hereof.
     -----------

              "Copyright Office" shall mean the United States Copyright Office
               ----------------
     or any successor office or agency thereto.

              "Copyrights" shall have the meaning given to that term in
               ----------
     Attachment I hereto.
     ------------

              "Mask Works" shall have the meaning given to that term in
               ----------
     Attachment I hereto.
     ------------

              "Obligations" shall mean and include all loans, advances, debts,
               -----------
     liabilities and obligations, howsoever arising, owed by Borrower to Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Loan Agreement or any of the other Loan Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to and payable by Borrower hereunder and thereunder.

               "Patent and Trademark Office" shall mean the United States Patent
                ---------------------------
     and Trademark Office or any successor office or agency thereto.

               "Patent Applications" means and refers to all applications made
                -------------------
     by, or on behalf of, Borrower to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

               "Patent Registrations" means and refers to all Patents registered
                --------------------
     with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

               "Patents" shall have the meaning given to that term in Attachment
                -------                                               ----------
     I hereto.
     -

               "Trade Secrets" shall have the meaning given to that term in
                -------------
     Attachment I hereto.
     ------------

               "Trademarks" shall have the meaning given to that term in
                ----------
     Attachment I hereto.
     ------------

               "UCC" shall mean the Uniform Commercial Code as in effect in the
                ---
     State of California from time to time.

          Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

          2.   Grant of Security Interest; Conditional Assignment.

               (a) As security for the Obligations, Borrower hereby pledges and grants to Lender a security interest in all right, title and interest of Borrower in and to the property described in Attachment I annexed hereto
                                                  ------------
     (collectively and severally, the "Collateral"), which Attachment I is
                                       ----------          ------------
     incorporated herein by this reference.

               (b) Any assignment, transfer and conveyance of any Trademark to Lender shall be deemed to have occurred with a contemporaneous assignment, transfer and conveyance to Lender of the goodwill, business and/or means of production, associated with the goods produced or sold or the services rendered in connection with such Trademark.

3.   Representations and Warranties.  Borrower represents and warrants to Lender
     ------------------------------
     that:

               (a) Borrower is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral;

               (b) Lender has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Collateral;

               (c) Borrower has full corporate power and authority to make the conditional assignment and to grant the security interest herein granted;

               (d) Borrower does not own any Patents, Trademarks, Copyrights or Mask Works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described in Schedules A - F to Attachment I hereto;
                                   -------------------------------

               (e) Borrower has:

                   (i) the sole, full and unencumbered right, title and interest in and to the Trademarks shown on Schedule A to Attachment I
                                                     --------------------------
          for the goods and services covered by the registrations thereof and such registrations are valid and enforceable and in full force and effect;

                   (ii) the sole, full and unencumbered right, title and interest in and to each of the Patents shown on Schedule B to
                                                          -------------
          Attachment I, and the registrations thereof are valid and enforceable
          ------------
          and in full force and effect;

                    (iii) the sole, full and unencumbered right, title and interest in and to each of the Copyrights shown on Schedule E to
                                                             -------------
          Attachment I, and according to the records of the Copyright Office,
          ------------
          each of said copyrights is valid and enforceable and in full force and effect;

                    (iv) the sole, full and encumbered right, title and interest in and to the Mask Works shown on Schedule F to Attachment I,
                                                     --------------------------
          and according to the records of the Copyright Office, each of said Mask Works is valid and enforceable and in full force and effect;

               (f) There is no claim by any third party that any Patents, Trademarks, Copyrights or Mask Works are invalid or unenforceable or do or may violate the rights of any Person;

               (g) All licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which Borrower has granted to any Person are set forth in Schedule G to Attachment I hereto;
     --------------------------

               (h) All licenses of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Person has granted to Borrower are set forth in Schedule H to Attachment I hereto;
     --------------------------

               (i) Borrower has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee's employment) an assignment to Borrower of all rights to such inventions, including Patents; and

               (j) Borrower has taken all steps necessary to protect the secrecy and the validity under applicable law of all material Trade Secrets.

          4.   Covenants of Borrower.  Borrower hereby agrees:
               ---------------------

               (a) Borrower will perform all acts and execute all documents, including notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, as applicable, substantially in the form of Attachment II (appropriately revised) annexed hereto, that may
                 -------------
     be necessary or desirable to record, maintain, preserve, protect and perfect Lender's interest in the Collateral, the Lien granted to Lender in the Collateral and the first priority of such Lien;

               (b) Except to the extent that Lender shall give its prior written consent,

                    (i) Borrower (either itself or through licensees) will continue to use the Trademarks in connection with each and every trademark class of goods or services applicable to its current line of products or services as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain the Trademarks in full force and effect free from any claim of abandonment for nonuse, and Borrower will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated;

                    (ii) Borrower will not do any act or omit to do any act whereby the Patent Registrations may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any Patent Registration may become abandoned or dedicated;

                    (iii) Borrower will not do any act or omit to do any act whereby the Copyrights or Mask Works may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any Copyright or Mask Work may become abandoned or dedicated; and

                    (iv) Borrower will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, and nothing in this Security Agreement shall be deemed a consent by Lender to any such action except as expressly permitted herein;

               (c) Except as may be expressly limited by the Loan Agreement, Borrower will promptly pay Lender for any and all sums, costs, and expenses which Lender may pay or incur pursuant to the provisions of this Security Agreement or in enforcing the Obligations, the Collateral or the security interest and assignments granted hereunder, including all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees and expenses, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand;

               (d) Borrower will promptly notify Lender upon the filing, either by Borrower or through any agent, employee, licensee or designee, of (i) an application for the registration of any Patent, Trademark, Copyright or Mask Work with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any Patent or Trademark, which Borrower may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or (iii) any assignment of any Copyright or Mask Work, which Borrower may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of Lender, Borrower shall execute and deliver any and all assignments, agreements, instruments, documents and papers as Lender may request to evidence Lender's interest in such Patent, Trademark (and the goodwill and general intangibles of Borrower relating thereto or represented thereby), Copyright or Mask Work, and Borrower authorizes Lender to amend an original counterpart of the applicable notice of security interest executed pursuant to Subparagraph
                                                                 ------------
     4(a) of this Security Agreement without first obtaining Borrower's approval
     ----
     of or signature to such amendment and to record such assignment with the Patent and Trademark Office or Copyright Office, as applicable;

               (e) Borrower will keep the Collateral free of all Liens, except in favor of Lender;

               (f) Borrower will take all necessary steps in any proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of the Patents, Trademarks, Copyrights and Mask Works, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted hereunder);

               (g) During the term of the Loan Agreement, Borrower shall (i) make application to the Patent and Trademark Office (and assign such application to Lender as security) to register any material unpatented but patentable inventions developed by Borrower or its employees (within the scope of their employment), unless Borrower, in the exercise of its prudent business judgment, deems any such Patent not to have any significant commercial value or determines that its rights thereunder are better preserved as a Trade Secret; (ii) make application to the Patent and Trademark Office to register any registerable but unregistered material Trademarks used by Borrower in connection with its products or services; and (iii) make application to the Copyright Office to register any material unregistered Copyright or Mask Work to which Borrower has rights;

               (h) Borrower shall (i) use proper statutory notice in connection with its use of the Patents, Trademarks, Copyrights and Mask Works, (ii) maintain consistent standards of quality in its manufacture of products sold under the Trademarks or provision of services in connection with the Trademarks, and (iii) take all steps necessary to protect the secrecy and the validity under applicable law of all material Trade Secrets;

               (i) Borrower agrees that if it or any Affiliate, learns of any use by any Person of any term or design likely to cause confusion with any Trademark, Borrower shall promptly notify Lender of such use and of all steps taken and to be taken to remedy any infringement of any Trademark;

               (j) Borrower shall maintain with each employee who may have access to the Trade Secrets of Borrower an agreement by which such employee agrees not to disclose such Trade Secrets and with each employee who may be the inventor of patentable inventions (invented within the scope of such employee's employment) an invention assignment agreement requiring such employee to assign all rights to such inventions, including patents and patent applications, to Borrower and further requiring such employee to cooperate fully with Borrower, its successors in interest, including Lender, and their counsel, in the prosecution of any patent application or in any litigation involving the invention, whether such cooperation is required during such employee's employment with Borrower or after the termination of such employment;

               (k) Borrower shall at all times keep at least one complete set of its records concerning the Collateral at its chief executive office and shall make such records available for inspection by Lender in accordance with the terms of the Loan Agreement.

          5.   Authorized Action by Lender.
               ---------------------------

               (a) Lender may, in its sole discretion, pay any amount or do any act required of Borrower hereunder or requested by Lender to preserve, defend, protect, maintain, record or enforce Borrower's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Lender by this Security Agreement, and which Borrower fails to do or pay, and any such payment shall be deemed an advance by Lender to Borrower and shall be payable on demand together with interest at the highest rate then payable on the Obligations.

               (b) Borrower agrees to execute and deliver to Lender three originals of a Special Power of Attorney in substantially the form of

     Attachment III to this Agreement for the implementation of the recording,
     --------------
     giving of notice, preservation, assignment, sale or other disposal of the Collateral pursuant to Subparagraphs 2(a), 2(b), 5(a) and 7(a).
                            ---------------------------------------

               (c) Borrower hereby grants to Lender and its employees and agents the right to visit Borrower's business facilities at which Borrower manufactures products or provides services, which products or services are sold under or provided in connection with any of the Trademarks, and to inspect such products and the quality control records relating thereto or observe the provision of such services.

          6.   Litigation and Other Proceedings
               --------------------------------

               (a) Borrower shall have the right and obligation to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets. No such suit, proceeding or other actions shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of or liability for infringement, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

               (b) Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right but not the obligation to bring suit or institute proceedings in the name of Borrower or Lender to enforce any rights in the Collateral, including any license thereunder, in which event Borrower shall at the request of Lender do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. If Lender elects not to bring suit to enforce any right under the Collateral, including any license thereunder, Borrower agrees to use all reasonable measures, whether by suit, proceeding or other action, to prevent the infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

          7.   Default and Remedies.
               --------------------

               (a) Borrower shall be deemed in default under this Security Agreement upon the occurrence of an Event of Default, as that term is defined in the Loan Agreement. Upon the occurrence and during the continuation of any such Event of Default, Lender may, at its option, and (except if otherwise specified below) without notice to or demand on Borrower, and in addition to all rights and remedies available to Lender under the Loan Agreement or the other Loan Documents, do any one or more of the following:

                    (i) upon ten (10) days' prior notice to Borrower, direct Borrower not to make any further use of the Patents, the Trademarks (or any mark similar thereto), the Copyrights (or any work deriving therefrom), or the Mask Works for any purpose;

                    (ii) at any time and from time to time, upon ten (10) days' prior notice to Borrower, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents, Trademarks, Copyrights or Mask Works, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

                    (iii) at any time and from time to time, enforce (and upon notice to Borrower have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Borrower in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof;

                    (iv) at any time and from time to time, upon ten (10) days' prior notice to Borrower, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which Lender shall, in its sole discretion, deem appropriate or proper; and

                    (v) in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to clause (a)(iv) hereof, Lender may, at any time, pursuant
                      --------------
          to the authority granted in the Power of Attorney executed pursuant to Subparagraph 5(b) hereof, execute and deliver on behalf of Borrower,
          -----------------
          one or more instruments of assignment of the Patents, Trademarks, Copyrights or Mask Works (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

               (b) Borrower agrees to pay when due all reasonable costs incurred in any such transfer of the Patents, Trademarks, Copyrights or Mask Works, including any taxes, fees and reasonable attorneys' fees and expenses, and all such costs shall be added to the Obligations. Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Lender, and then to the Obligations, in such order as to principal or interest as Lender may desire; and Borrower shall remain liable and will pay Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Lender to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Borrower shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with which the Trademarks, Patents, Copyrights or Mask Works are used, and its customer lists and other records relating to the Trademarks, Patents, Copyrights or Mask Works and to the distribution of products or the provisions of services, to Lender or its designee.

          8.   Indemnification and Release.
               ---------------------------

               (a) Borrower assumes all responsibility and liability arising from the use of the Patents, Trademarks, Copyrights and Mask Works, and Borrower hereby indemnifies and holds Lender and its respective directors, officers, employees, agents and any of their respective Affiliates

     ("Indemnitees") harmless from and against any claim, suit, loss, damage or
     -------------
     expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, trade name, trade secret, copyright or mask work of a third party or alleged defect in any product manufactured, promoted or sold by Borrower (or any Affiliate of Borrower) in connection with any Patent, Trademark, Copyright or Mask Work or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by Borrower (or any Affiliate of Borrower). Borrower agrees that Lender does not assume, nor shall Lender have any responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Borrower, and Borrower hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all claims by any Person relating thereto.

               (b) Borrower agrees to indemnify and hold each Indemnitee harmless and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with (i) any claim, suit or proceeding instituted by or against Borrower,
     (ii) any action taken or omitted to be taken by Lender pursuant to Subparagraph 6(b), or (iii) any action taken or omitted to be taken by
     -----------------
     Lender pursuant to clause 7(a)(iii) hereof with respect to any license
                        ----------------
     agreement of Borrower;

     provided, however, that Borrower shall not be required to indemnify any
     --------  -------
     Indemnitee to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee.

               (c) Borrower hereby releases each Indemnitee from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Indemnitees, or any of them, under the powers of attorney granted under the Special Power of Attorney executed pursuant to Subparagraph 5(b) herein, other than actions
                                   -----------------
     taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees.

               (d) Borrower agrees to cause Lender to be named as an additional insured with respect to any policy of insurance held by Borrower from time to time covering product liability or intellectual property infringement risk.

          9.   Miscellaneous.
               -------------

               (a)  Notices.  Except as otherwise provided herein, all notices,
                    -------
     requests, demands, consents, instructions or other communications to or upon Borrower or Lender under this Security Agreement shall be made and deemed received in accordance with the Loan Agreement.

               (b)  Nonwaiver.  No failure or delay on Lender's part in
                    ---------
     exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

               (c)  Amendments and Waivers.  Except with respect to action by
                    ----------------------
     the Lender pursuant to Subparagraph 4(d), this Security Agreement may not
                            -----------------
     be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender as required by the Loan Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given.

               (d)  Assignments.  This Security Agreement shall be binding upon
                    -----------
     and inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower and Lender may
                             --------  -------
     sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Loan Agreement.

               (e)  Cumulative Rights, etc.  The rights, powers and remedies of
                    ----------------------
     Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, the Loan Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder. Borrower waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's power.

               (f)  Payments Free of Taxes, Etc.  All payments made by Borrower
                    ----------------------------
     under this Security Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Lender, Borrower shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (g)  Partial Invalidity.  If any time any provision of this
                    ------------------
     Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (h)  Governing Law.  This Security Agreement shall be governed by
                    -------------
     and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

               (i)  Submission to Jurisdiction.  Borrower hereby irrevocably and
                    --------------------------
     unconditionally:

                    (i) Submits for itself and its property in any legal action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America for the County of Los Angeles, and consents and agrees to suit being brought in such courts as Lender may elect;

                    (ii) Waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

                    (iii) Waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to Borrower at the address set forth in the Loan Agreement and that service so made shall be deemed completed upon the earlier of Borrower's actual receipt thereof or 3 business days after deposit in the U.S. Mails, proper postage prepaid. Nothing in this Security Agreement shall be deemed or operate to affect the right of Lender to serve legal process in any other manner permitted by law, or to preclude the enforcement by Lender of any judgment or order obtained in such forum or the taking of any action under this Security Agreement to enforce same in any other appropriate forum or jurisdiction.

               (j)  Jury Trial.  EACH OF BORROWER AND LENDER, AND TO THE FULLEST
                    ----------
     EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

          IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed as of the day and year first above written.


                                 CARDIAC CONTROL SYSTEMS, INC.



                                 By /s/ Alan J. Rabin
                                   -------------------------------------
                                   Name: Alan J. Rabin
                                        --------------------------------
                                   Title: President & CEO
                                         -------------------------------


                                 COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association


                                 By /s/ Robert D. Peters
                                   -------------------------------------
                                   Name: Robert D. Peters
                                        --------------------------------
                                   Title: Vice President
                                         -------------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
--------------------------------------------------------------------------------

STATE OF CALIFORNIA   )
                      )  ss.
COUNTY OF_____________)

On ____________, 199___   , before me,__________________________________________
                                            (Name and Title of Officer)

personally appeared ____________________________________________________________

        [_]         personally known to me
                    -or-
        [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      WITNESS my hand and official seal.

      -----------------------------------------
                  Signature Of Notary

--------------------------------------------------------------------------------
                                   OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

     CAPACITY CLAIMED BY SIGNER             DESCRIPTION OF ATTACHED DOCUMENT

[_]   Individual
[_]   Corporate Officer

      ------------------------------------  ------------------------------------
                  Title(s)                        Title Or Type Of Document

[_]   Partner(s)     [_]  Limited
                     [_]  General
                                            ------------------------------------
                                                           Number
[_]   Attorney-In-Fact                                    Of Pages
[_]   Trustee(s)
[_]   Guardian/Conservator
[_]   Other:
            ------------------------------  ------------------------------------
                                                      Date Of Document
   Signer is representing:
   Name Of Person(s) Or Entity(ies)
                                            ------------------------------------
                                              Signer(s) Other Than Named Above
 -----------------------------------------

 -----------------------------------------
--------------------------------------------------------------------------------

                                  ATTACHMENT I
                             TO SECURITY AGREEMENT


               (a) All copyrights including (i) all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described on Schedule E to this Attachment I annexed hereto, which
                  -------------------------------
     Schedule E is incorporated herein by this reference, and (ii) all
     ----------
     extensions or renewals thereof and all licenses thereof (collectively, the "Copyrights");
      ----------

               (b) All patentable inventions, patent rights, shop rights, letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including (i) all Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described in Schedules B and D to this Attachment
                                            ------------------------------------
     I annexed hereto, which Schedules B and D are incorporated herein by this
     -                       -----------------
     reference, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (collectively, the "Patents");
                                                                     -------

               (c) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by Borrower, including those described in Schedules A
                                                                     -----------
     and C to this Attachment I, which Schedules A and C are incorporated herein
     --------------------------        -----------------
     by this reference, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the "Trademarks");
                                                  ----------

               (d) All goodwill of Borrower's business symbolized by the Trademarks and all customer lists and other records of Borrower relating to the distribution of products or provision of services bearing or covered by the Trademarks;

               (e) All mask works including all series of related images, however fixed or encoded, in final or intermediate form, having or representing the predetermined, three dimensional pattern of metallic, insulating, or semiconductor material present or removed from the layers of a semiconductor chip product, in which series the relation of the images to one another is that each image has the pattern of the surface of one form of the semiconductor chip product, and all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by the Borrower, including those described on Schedule F
                                                                      ----------
     to this Attachment I annexed hereto, which Schedule F is incorporated
     --------------------                       ----------
     herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Mask Works").
                                              ----------

               (f) All information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by the Borrower (collectively, the "Trade Secrets").
      -------------

               (g) All claims by Borrower against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets;

               (h) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is (are) sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                           SCHEDULE A TO ATTACHMENT I

                             TO SECURITY AGREEMENT


                                   TRADEMARKS


 Trademark   Jurisdiction  Reg. Date  Reg. No.
 ---------   ------------  ---------  --------
None.




                                     A-I-1

                           SCHEDULE B TO ATTACHMENT I
                             TO SECURITY AGREEMENT


                                    PATENTS


                 Title                    Date Issued  Patent No.
                 -----                    -----------  ----------

Pacemaker Catheter Utilizing Bipolar                    5,127,403
Electrodes Spaced in Accordance to the
Length of a Heart Depolarization Signal

Self-Sealing Connector for Electrical                   4,907,592
Leads for Use in Wet Environments

Cardiac Pacer with Switching Circuit                    4,726,379
for Isolation

Pacemaker Catheter                                      4,962,767

Process for Polymer Coating Electrical                  4,497,849
Conductors

                                     B-I-1

                           SCHEDULE C TO ATTACHMENT I
                             TO SECURITY AGREEMENT


                          APPLICATIONS FOR TRADEMARKS


 Trademark   Jurisdiction  Date Filed  Registration No.
 ---------   ------------  ----------  ----------------

None.



                                     C-I-1

                           SCHEDULE D TO ATTACHMENT I
                             TO SECURITY AGREEMENT

                              PATENT APPLICATIONS



             Title               Jurisdiction  Application Date  Application No.
             -----               ------------  ----------------  ---------------
Lead Fixation Device or Suture
Sleeve

Atrial "J" Lead

Improved Cardiac Pacing and
Sensing Using Extra-Cardiac
Indifferent Electrode
Configurations

Suppression of Far-Field
Interference Signals for
Implantable Device Data
Transmission Systems

Performed (Shaped) Single
Lead Pacemaker Systems

Performed (Shaped) Single
Lead Pacemaker Systems

Active Fixation of a Lead


                                     D-I-1

                           SCHEDULE E TO ATTACHMENT I
                             TO SECURITY AGREEMENT


                                   COPYRIGHTS



        Registration No.    Jurisdiction  Date
        ----------------    ------------  ----
None.


                                     E-I-1

                           SCHEDULE F TO ATTACHMENT I
                             TO SECURITY AGREEMENT


                                   MASK WORKS


        Registration No.   Jurisdiction  Date
        ----------------   ------------  ----

None.


                                     F-I-1

                           SCHEDULE G TO ATTACHMENT I
                             TO SECURITY AGREEMENT


                 LICENSES GRANTED BY BORROWER TO THIRD PARTIES



None.

                                     G-I-1

                           SCHEDULE H TO ATTACHMENT I
                             TO SECURITY AGREEMENT

                 LICENSES GRANTED BY THIRD PARTIES TO BORROWER



None.

                                     H-I-1

                      ATTACHMENT II TO SECURITY AGREEMENT

                            [SEPARATE INSTRUMENT FOR
                            EACH FORM OF COLLATERAL]

                           GRANT OF SECURITY INTEREST

                 [PATENTS][TRADEMARKS][COPYRIGHTS][MASK WORKS]



          THIS GRANT OF SECURITY INTEREST, dated as of June ____, 1997, is executed by Cardiac Control Systems, Inc., a Delaware corporation ("Borrower"),
                                                                    --------
in favor of Coast Business Credit(R), a division of Southern Pacific Thrift & Loan Association ("Lender").
                   ------

          A. Pursuant to a Loan and Security Agreement dated as of the date hereof ("Loan Agreement") between Borrower and Lender, Lender have agreed to
         --------------
extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

          [B. Borrower owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedules 1-A and
                                                             -----------------
1-B annexed hereto as part hereof (collectively, the "Patents");]
---                                                   -------

          [B. Borrower has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof,
                          ---------------------
which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks");]
                                                                  ----------

          [B. Borrower owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto as
                                                 ------------
part hereof (collectively, the "Copyrights");]
                                ----------

          [B. Borrower owns the mask works registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto as
                                                 ------------
part hereof (collectively, the "Mask Works");]
                                ----------

          C. Borrower has entered into a Security Agreement (Intellectual Property) dated the date hereof (the "Security Agreement") in favor of Lender;
                                      ------------------
and

          [D. Pursuant to the Security Agreement, Borrower has granted to Lender a security interest in all right, title and interest of Borrower in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and
                  ----------
observance of the Obligations, as defined in the Security Agreement;

          [D. Pursuant to the Security Agreement, Borrower has granted to Lender a security interest in all right, title and interest of Borrower in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the
 ----------
Obligations, as defined in the Security Agreement;]

          [D. Pursuant to the Security Agreement, Borrower has granted to Lender a security interest in all right, title and interest of Borrower in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the "Collateral"), to secure the prompt payment, performance and
                     ----------
observance of the Obligations, as defined in the Security Agreement;]

          [D. Pursuant to the Security Agreement, Borrower has granted to Lender a security interest in all right, title and interest of Borrower in and to the Mask Works and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Mask Works (the "Collateral"), to secure the prompt payment, performance and
                     ----------
observance of the Obligations, as defined in the Security Agreement;]

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Borrower does hereby further grant to Lender a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

          Borrower does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

          Lender's address is:

          Coast Business Credit,
          a division of Southern Pacific Thrift & Loan Association 12121 Wilshire Boulevard, Suite 1111
          Los Angeles, California  90025
          Attn:  Manager
          Telephone No.:  (310) 820-6681
          Telecopier No.: (310) 826-2884

          IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed as of the day and year first above written.

                                 CARDIAC CONTROL SYSTEMS, INC.


                                 By:
                                    ---------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
--------------------------------------------------------------------------------

STATE OF CALIFORNIA   )
                      )  ss.
COUNTY OF_____________)

On ____________, 199___   , before me,__________________________________________
                                            (Name and Title of Officer)

personally appeared ____________________________________________________________

        [_]         personally known to me
                    -or-
        [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      WITNESS my hand and official seal.

      -----------------------------------------
                  Signature Of Notary

--------------------------------------------------------------------------------
                                   OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

     CAPACITY CLAIMED BY SIGNER             DESCRIPTION OF ATTACHED DOCUMENT

[_]   Individual
[_]   Corporate Officer

      ------------------------------------  ------------------------------------
                  Title(s)                        Title Or Type Of Document

[_]   Partner(s)     [_]  Limited
                     [_]  General
                                            ------------------------------------
                                                           Number
[_]   Attorney-In-Fact                                    Of Pages
[_]   Trustee(s)
[_]   Guardian/Conservator
[_]   Other:
            ------------------------------  ------------------------------------
                                                      Date Of Document
   Signer is representing:
   Name Of Person(s) Or Entity(ies)
                                            ------------------------------------
                                              Signer(s) Other Than Named Above
 -----------------------------------------

 -----------------------------------------
--------------------------------------------------------------------------------

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                    PATENTS


                 Title                    Date Issued                  Patent No.
                 -----                    -----------                  ----------
Pacemaker Catheter Utilizing                                           5,127,403
Bipolar Electrodes Spaced in
Accordance to the Length of a
Heart Depolarization Signal

Self-Sealing Connector for                                             4,907,592
Electrical Leads for Use in
Wet Environments

Cardiac Pacer with Switching                                           4,726,379
Circuit for Isolation

Pacemaker Catheter                                                     4,962,767

Process for Polymer Coating                                            4,497,849
Electrical Conductors


                                     I-A-1

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                              PATENT APPLICATIONS


        Title                    Jurisdiction  Application Date  Application No.
        -----                    ------------  ----------------  ---------------
Lead Fixation Device
or Suture Sleeve

Atrial "J" Lead

Improved Cardiac
Pacing and Sensing
Using Extra-Cardiac
Indifferent Electrode
Configurations

Suppression of Far-
Field Interference
Signals for
Implantable Device
Data Transmission
Systems

Performed (Shaped)
Single Lead
Pacemaker Systems

Performed (Shaped)
Single Lead
Pacemaker Systems

Active Fixation of a
Lead


                                     I-B-1

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   TRADEMARKS


         Trademark   Jurisdiction  Reg. Date  Reg. No.
         ---------   ------------  ---------  --------

None.


                                     I-A-1

                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

                             TRADEMARK APPLICATIONS


        Mark     Application Date  Application No.
        ----     ----------------  ---------------

        None.


                                     I-B-1

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   COPYRIGHTS



Description                  Registration Date                 Registration No.
-----------                  -----------------                 ----------------
None.

                                     I-A-1

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

                                   MASK WORKS


        Description    Registration Date  Registration No.
        -----------    -----------------  ----------------

        None.


                                     I-A-1

                     ATTACHMENT III TO SECURITY AGREEMENT

                           SPECIAL POWER OF ATTORNEY

STATE OF _____________)
                      ) ss.:
COUNTY OF_____________)


          KNOW ALL PERSONS BY THESE PRESENTS, THAT Cardiac Control Systems, Inc., a Delaware corporation ("Borrower"), pursuant to a Security Agreement
                               --------
(Intellectual Property), dated the date hereof (the "Security Agreement"),
                                                     ------------------
between Borrower and Lender (as hereinafter defined) hereby appoints and constitutes Coast Business Credit(R), a division of Southern Pacific Thrift & Loan Association ("Lender") its true and lawful attorney, with full power of
                   ------
substitution, and with full power and authority to perform the following acts on behalf of Borrower:

          1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any copyrights, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

          4. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Borrower in and to any mask works, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the

                                     III-1
purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

          5. For the purpose of evidencing and perfecting the Lender's interest in any patent, trademark, copyright or mask work not previously assigned to Lender as security, or in any patent, trademark, copyright or mask work, which Borrower may acquire from a third party, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

          6. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Lender may in its sole discretion determine.

          This power of attorney is made pursuant to the Security Agreement and takes effect solely for the purposes of Subparagraphs 2(a), 2(b), 5(a) and 7(a)
                                        ---------------------------------------
thereof and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in the Security Agreement.


Dated: June ____, 1997

                              CARDIAC CONTROL SYSTEMS, INC.



                              By:
                                 ----------------------------------
                               Name:
                                    -------------------------------
                               Title:
                                     ------------------------------


                                     III-2

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
-------------------------------------------------------------------------------

STATE OF CALIFORNIA    )
                       )  ss.
COUNTY OF______________)

On________, 199___            , before me,
                                          --------------------------------------
                                               (Name And Title Of Officer)

personally appeared
                   -------------------------------------------------------------

   [_]       personally known to me
             -or-
   [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

 WITNESS my hand and official seal.


 --------------------------------------
          Signature Of Notary

--------------------------------------------------------------------------------
                                   OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.


  CAPACITY CLAIMED BY SIGNER             DESCRIPTION OF ATTACHED DOCUMENT

[_]  Individual
[_]  Corporate Officer

     --------------------------------    ---------------------------------------
                Title(s)                        Title Or Type Of Document


[_]  Partner(s)         [_]  Limited
                        [_]  General
                                         ---------------------------------------
                                                     Number Of Pages

[_]  Attorney-In-Fact
[_]  Trustee(s)
[_]  Guardian/Conservator
[_]  Other:
           --------------------------    --------------------------------------
                                                    Date Of Document

Signer is representing:
Name Of Person(s) Or Entity(ies)
                                         ---------------------------------------
                                             Signer(s) Other Than Named Above
-------------------------------------

-------------------------------------

--------------------------------------------------------------------------------